Exhibit 10.6

Equity Interest Pledge Agreement

by and among

Zhizhe Sihai (Beijing) Technology Co., Ltd.

Jixin Huang, Zhong Shao, Liang Zhang

Yuan Zhou, Shenshen Li, Jie Bai, Dahai Li

Beijing Chuangxin Fangzhou Technology Co., Ltd.

Shenzhen Litong Industry Investment Fund Co., Ltd.

Beijing Sogou Information Services Co., Ltd.

Xiamen Siyuan Investment Management Co., Ltd.

Jinghua Jin

and

Beijing Zhizhe Tianxia Technology Co., Ltd.

July 23, 2018

Table of Contents

Chapter 1	Definitions	3

Chapter 2	Pledge	3

Chapter 3	Term, Ratification and Registration of the Pledge	4

Chapter 4	Custody of the Pledge Records	4

Chapter 5	Representations and Warranties of Party B and Party C	4

Chapter 6	Responsibilities and Obligations of Party B	5

Chapter 7	Default and Exercise of the Pledge	6

Chapter 8	Force Majeure	6

Chapter 9	Governing Law and Dispute Resolution	7

Chapter 10	Miscellaneous	7

Equity Interest Pledge Agreement

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement (this “Agreement”) is executed by and among the following parties on July 23, 2018 in Beijing, the People’s Republic of China (the “PRC”):

Party A (Pledgee): Zhizhe Sihai (Beijing) Technology Co., Ltd., a wholly foreign-owned enterprise legally established and validly existing in accordance with the laws of the PRC, with its registered address at 3-011, Workshop 1, 3rd Floor, Building 1, A5 Xueyuan Road, Haidian District, Beijing, and its legal representative is Yuan Zhou;

Party B (Pledgor):

Yuan Zhou

ID Number: ****************

Address: ****************

Jixin Huang

ID Number: ****************

Address: ****************

Liang Zhang

ID Number: ****************

Address: ****************

Zhong Shao

ID Number: ****************

Address: ****************

Shenshen Li

ID Number: ****************

Address: ****************

Jie Bai

ID Number: ****************

Address: ****************

Dahai Li

ID Number: ****************

Address: ****************

Beijing Chuangxin Fangzhou Technology Co., Ltd.

Legal Representative: ****************

Address: Room 1001-005, 10th Floor, Building 1, 3 Haidian Avenue, Haidian District

Shenzhen Litong Industry Investment Fund Co., Ltd.

Legal Representative: Yuxin Ren

Address: Room 201, Building A, 1 Qianwan 1st Road, Qianhai Shenzhen-Hong Kong Cooperation Zone, Shenzhen (settled in Shenzhen Qianhai Commercial Secretary Limited)

Equity Interest Pledge Agreement

Beijing Sogou Information Services Co., Ltd.

Legal Representative: Yi Zhou

Address: Room 02, 9th Floor, Sohu Network Building, Building 9, 1 Zhongguancun East Road, Haidian District, Beijing

Xiamen Siyuan Investment Management Co., Ltd.

Legal Representative: Xuejun Xie

Address: Area B, Room 365, 859 Lianqian West Road, Siming District, Xiamen

Jinghua Jin

ID Number: ****************

Address: ****************

Party C (the company whose equity interests are pledged): Beijing Zhizhe Tianxia Technology Co., Ltd., a limited liability company legally established and validly existing in accordance with the laws of the PRC, with its registered address at 3-010, Workshop 1, 3rd Floor, Building 1, A5 Xueyuan Road, Haidian District, Beijing, and its legal representative is Yuan Zhou.

Party A, Party B and Party C shall be hereinafter referred to as a “Party” individually, and as the “Parties” collectively.

Whereas:

1

Party B, as all of the shareholders of Party C, collectively hold 100% of the equity interests of Party C, of which Yuan Zhou holds 21.202% (representing RMB 358,731 in the registered capital), Jixin Huang holds 7.068% (representing RMB 119,577 in the registered capital), Liang Zhang holds 7.068% (representing RMB 119,577 in the registered capital), Zhong Shao holds 9.965% (representing RMB 168,601 in the registered capital), Shenshen Li holds 7.068% (representing RMB 119,577 in the registered capital), Jie Bai holds 1.3% (representing RMB 22,000 in the registered capital), Dahai Li holds 0.693% (representing RMB 11,730 in the registered capital), Beijing Chuangxin Fangzhou Technology Co., Ltd. holds 18.082% (representing RMB 305,938 in the registered capital), Shenzhen Litong Industry Investment Fund Co., Ltd. holds 9.663% (representing RMB 163,499 in the registered capital), Beijing Sogou Information Services Co., Ltd. holds 3.136% (representing RMB 53,062 in the registered capital), Xiamen Siyuan Investment Management Co., Ltd. holds 10.585% (representing RMB 179,085 in the registered capital), Jinghua Jin holds 4.17% (representing RMB 70,553 in the registered capital);

2

The Parties, or some of the Parties have entered into the Exclusive Business Cooperation Agreement on November 8, 2011, the Supplemental Agreement to Exclusive Business Cooperation Agreement on December 30, 2015, the Exclusive Share Option Agreement, the Shareholders Voting Proxy Agreement, and the Supplemental Agreement II to Exclusive Business Cooperation Agreement on July 23, 2018 (the “Principal Agreements”);

Equity Interest Pledge Agreement

3

To ensure the timely and full performance of Party B and Party C of their respective responsibilities and obligations under the Principal Agreements, Party B hereby pledges its Equity Interests (as defined below) to Party A and execute this Agreement to replace the Equity Interest Pledge Agreement executed by the Parties or some of the Parties on November 30, 2016 (the “Original Equity Interest Pledge Agreement”);

4

The Parties hereby confirm and consent to the execution and performance of this Agreement, and their respective rights and obligations under this Agreement, and mutually agree to provide all necessary assistances in registering the Pledge (as defined below).

Now, therefore, upon amicable negotiation, the Parties hereby agree as follows:

Chapter 1 Definitions

1	Unless otherwise provided herein, the terms below shall be explained as follows:

1.1	“Equity Interests”: shall refer to all the equity interests of Party C and all related rights and interests currently or hereafter held, or substantially controlled by Party B;

1.2	“Pledge”: shall refer to the right of Party A to be paid in priority with the amount converted from or the proceeds from auction or sale of the Equity Interests pledged by Party B to Party A;

1.3	“Term of the Pledge”: shall have the meaning as set forth in Article 6 below;

1.4	“Notice of Default”: shall refer to the notice issued by Party A in accordance with this Agreement declaring the default of Party B and/or Party C.

Chapter 2 Pledge

2

Party B hereby pledges all the Equity Interests to Party A as security for timely and full performance of all the responsibilities and obligations of Party B and Party C under the Principal Agreements.

3

The Parties confirm that the secured obligation amount is RMB 10,000,000,000. The Parties understand and agree that Party A may make reasonable adjustment to the secured obligation amount above at its sole discretion due to the changes in the secured indebtedness and the valuation of the Equity Interests.

4

Unless otherwise agreed by Party A in writing, only when Party B and Party C have timely and fully performed all their responsibilities and obligations under the Principal Agreements, which has been confirmed in writing by Party A, the Pledge under this Agreement may be released.

5

If Party B and Party C fail to fully perform all or part of their responsibilities and obligations under the Principal Agreements upon the expiration of the term set forth therein, Party A shall still be entitled to the Pledge stipulated in this Agreement until the aforesaid responsibilities and obligations have been fully performed.

Equity Interest Pledge Agreement

Chapter 3 Term, Ratification and Registration of the Pledge

6

The Pledge shall become effective on such date when the pledge of the Equity Interests contemplated herein is registered with the relevant administration for industry and commerce (the “AIC”), and the term of the Pledge shall not expire until all responsibilities and obligations of Party B and Party C under the Principal Agreements have been fully performed (the “Term of the Pledge”).

7

Party C shall register the Pledge of this Agreement on its register of members as of the execution date of this Agreement. If the registration of the Pledge is required to be changed in the future due to changes in the Equity Interests, Party C shall modify the relevant items on its register of members on the date of such changes.

8

Within ten (10) business days of the execution of this Agreement, Party B and Party C shall apply to the relevant AIC for registration. If the Pledge registration needs to be changed in the future due to the changes in the Equity Interests, Party C shall, within ten (10) business days of the date of such change, apply to the relevant AIC for the modification of the relevant matters.

9

During the Term of the Pledge, if Party B or Party C fails to perform its responsibilities or obligations in accordance with the Principal Agreements, Party A shall be entitled but not obliged to exercise the Pledge in accordance with the provisions of this Agreement.

Chapter 4 Custody of the Pledge Records

10

Party B shall deliver the original capital contribution certificate for Party B to Party A within five (5) business days of the execution date of this Agreement. If there is any change in the Equity Interests in the future, Party C shall deliver to Party A the original post-change capital contribution certificate for Party B within five (5) business days of the date of such change. Party B and Party C shall use their reasonable efforts to deliver to Party A as soon as possible the copy of Party C’s latest register of members affixed with Party C’s company seal certifying consistency with the original copy and the copy of the latest pledge registration certificate documents. Party A shall have custody of such documents during the entire Term of the Pledge.

11	During the Term of the Pledge, Party A is entitled to receive dividends distributed to the Equity Interests.

Chapter 5 Representations and Warranties of Party B and Party C

12	Party B and Party C hereby severally and jointly represent and warrant to Party A as follows:

12.1

each of Party B is a natural person with full civil capacity or a business legal person legally established and validly existing in accordance with the laws of the PRC; Party C is a business legal person legally established and validly existing in accordance with the laws of the PRC;

Equity Interest Pledge Agreement

12.2	Party B is the lawful owner of the Equity Interests, and has fully contributed all the subscribed capital;

12.3	except for the Pledge, Party B has not placed any other pledge or security interests on the Equity Interests;

12.4

the Pledge acquired by Party A in accordance with this Agreement shall not be interrupted or compromised by any legal proceeding initiated by Party B or Party B’s heir or representative or any other person;

12.5

Party B and Party C have taken necessary actions and obtained necessary authorizations as well as consents and approvals from third parties and the government authorities (in necessary) for the execution, delivery, and performance of this Agreement. Party B and Party C’s execution, delivery, and performance of this Agreement will not violate any governing laws and regulations, contracts, and other documents by which they are bound;

12.6

as of the execution date of this Agreement, there is no proceeding including litigation, arbitration, or administrative investigation, etc. against Party B or Party C or their assets that is ongoing or potentially to occur in or out of the PRC regarding this Agreement or which may have material impact on this Agreement;

12.7	this Agreement shall constitute lawful, valid, and binding obligations of Party B and Party C upon its effectiveness.

Chapter 6 Responsibilities and Obligations of Party B

13	Unless otherwise provided herein, during the Term of the Pledge, Party B also shall:

13.1	not assign its rights or obligations under this Agreement without prior written consent of Party A;

13.2	not transfer the Equity Interests, or place or allow the existence of any other pledge or other encumbrances on the Equity Interests without prior written consent of Party A;

13.3

execute all necessary certificates of rights and/or agreements required by Party A in good faith, perform actions required by Party A, and facilitate the exercise of the rights and/or authorities granted to Party A by this Agreement;

13.4

comply with and implement all applicable laws and regulations relating to pledge of right, and within five (5) business days of receipt of any notice, order or recommendation issued or made by the relevant competent authorities regarding the Pledge, present the aforementioned notice, order or recommendation to Party A, and in the meantime comply with the aforementioned notice, order or recommendation, or submit objections to the aforementioned matters upon Party A’s reasonable request or consent;

Equity Interest Pledge Agreement

13.5

promptly notify Party A of any event that may affect the Equity Interests, and may change any warranty or obligation of Party B under this Agreement or may affect the performance of Party B’s obligations therein.

Chapter 7 Default and Exercise of the Pledge

14	Any of the following circumstances of Party B or Party C shall constitute a default:

14.1	failure to perform, fully perform or perform its responsibilities or obligations as stipulated in the Principal Agreements or this Agreement;

14.2	any representation and warranty made in the Principal Agreements or this Agreement constitutes a material misrepresentation in any respect;

14.3	other violation of the Principal Agreements or this Agreement.

15

Party B shall indemnify Party A for any expense, liability or loss incurred by Party A or its directors, senior management personnel, senior employees or employees, etc. due to Party B or Party C’s default, to hold Party A harmless.

16	Upon the default of Party B or Party C, Party A may exercise the Pledge at the same time as Party A issues a written notice of default to Party B or at any time thereafter.

17	When Party A decides to exercise the Pledge, Party B shall no longer have any right or interest related to the Equity Interests.

18	When Party A exercises the Pledge in accordance with this Agreement, the Parties shall provide necessary assistance to enable Party A to realize the Pledge.

19	The proceeds from the disposition of the pledged Equity Interests in accordance with legitimate procedures by Party A shall not be paid to Party B.

20	This Chapter shall remain in force after the termination of this Agreement.

Chapter 8 Force Majeure

21

“Force Majeure” shall refer to unforeseeable, unavoidable and insurmountable events, including but not limited to, earthquakes, typhoons, floods, fires, wars, riots, strikes, changes of laws and regulations, actions of governments, etc.

22	Failure of any Party to perform its obligations under this Agreement due to the direct impact of Force Majeure shall not constitute a default, provided that:

22.1	the failure of the Party to perform its obligations under this Agreement is a direct result of Force Majeure;

22.2	the Party has used commercial reasonable efforts to perform its obligations under this Agreement, and taken necessary actions to reduce the losses of other Parties due to such Force Majeure;

Equity Interest Pledge Agreement

22.3

upon the occurrence of Force Majeure events, the Party affected has promptly notified other Parties in writing, and provided related written materials and documents evidencing such events within fifteen (15) days of the occurrence, including statements explaining the reasons for such delay or partial performance of this Agreement.

23

In the event of Force Majeure, the Parties shall decide whether to amend or terminate this Agreement and whether to partially or fully release the affected Party from its responsibilities and obligations under this Agreement based on the impact of the event on the performance of this Agreement.

Chapter 9 Governing Law and Dispute Resolution

24	The execution, effectiveness, interpretation, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of the PRC.

25

Any Party may submit any dispute arising out of this Agreement to the China International Economic and Trade Arbitration Commission for arbitration in Chinese in accordance with then effective arbitration rules of such arbitration commission in Beijing.

26

The arbitration award shall be final and legally binding on the Parties. The Parties agree to be bound by and act in accordance with the arbitration award. The costs and expenses related to the arbitration shall be borne by the losing Party or determined by the tribunal otherwise.

27	Except for the matters under dispute, the Parties shall continue to exercise their other rights and perform their other obligations under this Agreement during the arbitration.

28	This Chapter shall remain in force regardless of whether this Agreement is amended, dissolved, or terminated.

Chapter 10 Miscellaneous

29	This Agreement shall be legally binding on the successors and permitted assignees of the Parties.

30

This Agreement may be amended and supplemented by the Parties in writing. Amendments and supplemental agreements to this Agreement executed by the Parties shall constitute an integral part of this Agreement, and have the same legal effect as this Agreement.

31	In the event of any conflict between this Agreement, its amendments and supplemental agreements and the laws of the PRC, the laws of PRC shall prevail.

Equity Interest Pledge Agreement

32

In the event that one or several of the provisions of this Agreement are held to be invalid, illegal, or unenforceable in any aspect in accordance with any law or regulation, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

33	This Agreement is written in Chinese. The original agreement may be made in one or more counterparts as required, and each counterpart shall have the same legal effect.

34

As of the effective date of this Agreement, the Original Equity Interest Pledge Agreement shall be terminated, and rights and obligations of the Parties stipulated therein shall terminate accordingly simultaneously. The Parties hereto shall perform their respective rights and obligations in accordance with the provisions hereof.

(Remainder of the Page Intentionally Left Blank, Signature Pages to Follow)

Equity Interest Pledge Agreement

Signature Page to Equity Interest Pledge Agreement

Party A:

Zhizhe Sihai (Beijing) Technology Co., Ltd.
(Company Seal)

By:	/s/ Yuan Zhou
Name: Yuan Zhou
Title: Legal Representative

Equity Interest Pledge Agreement

Signature Page to Equity Interest Pledge Agreement

Party B:

/s/ Yuan Zhou	/s/ Jixin Huang
Yuan Zhou	Jixin Huang

/s/ Liang Zhang	/s/ Zhong Shao
Liang Zhang	Zhong Shao

/s/ Shenshen Li	/s/ Jie Bai
Shenshen Li	Jie Bai

/s/ Dahai Li
Dahai Li

Equity Interest Pledge Agreement

Signature Page to Equity Interest Pledge Agreement

Party B:

Beijing Chuangxin Fangzhou Technology Co., Ltd.

By:	/s/ Company Seal
Name: Ning Tao
Title: Legal Representative

Equity Interest Pledge Agreement

Signature Page to Equity Interest Pledge Agreement

Party B:

Shenzhen Litong Industry Investment Fund Co., Ltd.
(Company Seal)

By:	/s/ Company Seal
Name: Yuxin Ren
Title: Legal Representative

Equity Interest Pledge Agreement

Signature Page to Equity Interest Pledge Agreement

Party B:

Beijing Sogou Information Services Co., Ltd.
(Company Seal)

By:	/s/ Company Seal
Name: Yi Zhou
Title: Legal Representative

Equity Interest Pledge Agreement

Signature Page to Equity Interest Pledge Agreement

Party B:

Xiamen Siyuan Investment Management Co., Ltd.
(Company Seal)

By:	/s/ Company Seal
Name: Xuejun Xie
Title: Legal Representative

Equity Interest Pledge Agreement

Signature Page to Equity Interest Pledge Agreement

Party B:

/s/ Jinghua Jin
Jinghua Jin

Equity Interest Pledge Agreement

Signature Page to Equity Interest Pledge Agreement

Party C:

Beijing Zhizhe Tianxia Technology Co., Ltd.
(Company Seal)

By:	/s/ Dahai Li
Name: Dahai Li
Title: Legal Representative